Exhibit 4.1

Execution Version

SUPPLEMENTAL WARRANT INDENTURE

THIS AGREEMENT made as of the 6th day of June, 2024.

AMONG:	BUNKER HILL MINING CORP., a company incorporated under the laws of the State of Nevada

(hereinafter referred to as the “Company”)

AND:	CAPITAL TRANSFER AGENCY ULC, a trust company existing under the laws of Canada and authorized to carry on business in all provinces of Canada

(hereinafter referred to as the “Resigning Warrant Agent”)

AND:	COMPUTERSHARE TRUST COMPANY OF CANADA a trust company existing under the laws of Canada and authorized to carry on business in all provinces of Canada

(hereinafter referred to as “Computershare”)

WHEREAS:

A.	The Company and the Resigning Warrant Agent are parties to a warrant indenture dated April 1, 2022 (the “2022 Brokered Warrant Indenture”), providing for the issuance of up to a maximum of 41,634,257 common stock purchase warrants of the Company (the “2022 Brokered Warrants”), subject to the terms and conditions contained therein. As of the date hereof, an aggregate of 37,849,325 2022 Brokered Warrants are issued and outstanding under the 2022 Brokered Warrant Indenture.

B.	The Company and the Resigning Warrant Agent are also parties to a warrant indenture dated April 1, 2022 (the “2022 Non-Brokered Warrant Indenture”), providing for the issuance of up to a maximum of 1,471,664 common stock purchase warrants of the Company (the “2022 Non-Brokered Warrants”), subject to the terms and conditions contained therein. As of the date hereof, 1,471,664 2022 Non-Brokered Warrants are issued and outstanding under the 2022 Non-Brokered Warrant Indenture.

C.	The Company and the Resigning Warrant Agent are also parties to a warrant indenture dated March 27, 2023 (the “2023 Warrant Indenture” and, together with the 2022 Brokered Warrant Indenture and the 2022 Non-Brokered Warrant Indentures, the “Warrant Indentures”), providing for the issuance of up to a maximum of 61,960,473 common stock purchase warrants of the Company (the “2023 Brokered Warrants”), subject to the terms and conditions contained therein. As of the date hereof, 51,633,727 2023 Brokered Warrants are issued and outstanding under the 2023 Warrant Indenture.

D.	Resigning Warrant Agent, appointed as the warrant agent under each Warrant Indenture, has agreed to transfer to Computershare said appointment, subject to the agreement of the Company.

E.	To give effect to the foregoing, the Resigning Warrant Agent desires, pursuant to section 9.8(1) of each Warrant Indenture, to resign as warrant agent thereunder and to be discharged from the rights, powers, duties, and obligations thereof, and to transfer to Computershare all of the Resigning Warrant Agent’s rights, powers, duties and obligations under each Warrant Indenture.

F.	The Company is prepared to accept such resignation and to appoint Computershare as the successor warrant agent, and Computershare is prepared to accept such appointment.

G.	The parties hereto wish to execute this Agreement for the purpose of providing for the resignation of Resigning Warrant Agent as warrant agent and for its replacement by Computershare as successor warrant agent under each Warrant Indenture, such resignation and replacement to take effect as of June 10, 2024 (the “Transfer Date”).

NOW, THEREFORE, This agreement witnesses that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties covenant and agree as follows:

1.	Resigning Warrant Agent hereby resigns as warrant agent, and is hereby discharged from the rights, powers, duties, and obligations of the warrant agent, under each Warrant Indenture, effective as of the Transfer Date. The Company hereby accepts such resignation, waiving the required period of prior notice set forth in section 9.8(1) of each Warrant Indenture.

2.	The Company hereby appoints Computershare as successor warrant agent under the Warrant Agreement in the place and stead of the Resigning Warrant Agent and with like effect as if originally named as warrant agent under each Warrant Indenture, effective as of the Transfer Date, and Computershare hereby accepts such appointment. The Company hereby agrees that the Resigning Warrant Agent shall not be responsible for any liabilities that may arise pursuant to Computershare’s administration of the warrant agency after the Transfer Date.

3.	Resigning Warrant Agent hereby transfers and assigns to Computershare, upon the trusts expressed in each Warrant Indenture, all of, rights, powers, duties, and obligations of the Resigning Warrant Agent under each Warrant Indenture, effective as of the Transfer Date.

4.	Computershare hereby represents that it meets all of the qualifications required for a new warrant agent under each Warrant Indenture.

5.	Notwithstanding any of the foregoing, the resignation, discharge, appointment, transfers, assignments and other agreements provided for herein will not be effective unless this Agreement has been executed by all of the parties hereto, whether upon the original instrument, by facsimile or in counterparts, or any combination thereof, and unless all preconditions to such resignation, discharge, appointment, transfers, assignments and other agreements as may be set forth in the Warrant Agreement have been fulfilled.

6.	Any provision in each Warrant Indenture specifying the correspondence address of the warrant agent is hereby amended to record the address as:

Computershare Trust Company of Canada

510 Burrard St, 3rd Floor

Vancouver, BC V6C 3B9

Attention: General Manager, Corporate Trust Department

Email: corporatetrust.vancouver@computershare.com

7.	Each party hereto agrees to execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the terms hereof.

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8.	This Agreement is supplemental to each Warrant Indenture and shall be read in conjunction with each Warrant Indenture. Except only insofar as the same may be inconsistent with the express provisions of this Agreement, all of the provisions of each Warrant Indenture shall apply to and shall have effect in the same manner as if they and the provisions of this Agreement were contained in one instrument. The form of warrant to be certified by Computershare from and after the Transfer Date shall be amended, stamped or legended to identify Computershare as the successor warrant agent but the validity of any warrant certified prior to the Transfer Date shall not be affected by the appointment of Computershare as successor warrant agent. In addition, attached hereto as Schedule “A”, “B” and “C” are the revised forms of warrant for the 2022 Brokered Warrants, the 2022 Non-Brokered Warrants and the 2023 Brokered Warrants, respectively.

9.	Computershare as successor warrant agent hereby accepts the rights, powers, duties, and obligations in each Warrant Indenture declared and provided and agrees to perform the same upon the terms and conditions herein and in each Warrant Indenture.

10.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

11.	This Agreement shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

[Remainder of page intentionally left blank.]

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In witness whereof this Agreement has been duly executed by the parties hereto as of the date first above written.

BUNKER HILL MINING CORP.

By:	/s/ Gerbrand van Heerden
Authorized Signatory

By:	/s/ Brenda Dayton
Authorized Signatory

CAPITAL TRANSFER AGENCY ULC

By:	/s/ Emilia Huniewicz
Authorized Signatory

By:	/s/ Sandra Presnail
Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Shaivya Dhyani
Authorized Signatory

By:	/s/ Alan Zhang
Authorized Signatory

[Signature Page to Supplemental Warrant Indenture]

Schedule “A”

Revised Form of Warrant for the 2022 Brokered Warrants

(See attached.)

Form of Warrant

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON APRIL 1, 2025, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

For all Warrants issued for the benefit or account of a U.S. Purchaser and each certificate issued in exchange therefor or in substitution thereof, include the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

For all Warrants sold to persons who are not U.S. Purchasers and registered in the name of the Depository, then also include the following legend:

(INSERT IF BEING ISSUED TO CDS) UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

WARRANT

To acquire Common Shares of

BUNKER HILL MINING CORP.

(incorporated pursuant to the laws of the State of Nevada)

Warrant Certificate No. [●]	Certificate for ____________________________Warrants, each entitling the holder to acquire one (1) Common Share (subject to adjustment as provided for in the Warrant Indenture (as defined below)

CUSIP No. 120613161

ISIN No. US1206131617

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of common share purchase warrants (the “Warrants”) of Bunker Hill Mining Corp. (the “Corporation”) specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture (as defined below), to purchase at any time before 5:00 p.m. (Toronto time) (the “Expiry Time”) on April 1, 2025 (the “Expiry Date”), one fully paid and non-assessable share of common stock without par value in the capital of the Corporation as constituted on the date hereof (a “Common Share”) for each Warrant subject to adjustment in accordance with the terms of the Warrant Indenture. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Warrant Indenture.

This warrant certificate (the “Warrant Certificate”) evidences Warrants issued under the provisions of a warrant indenture dated as of April 1, 2022 between the Corporation and Capital Transfer Agency ULC (“Capital Transfer”), as supplemented by a supplemental warrant indenture dated June 6, 2024 by and among the Corporation, Computershare Trust Company of Canada (“Computershare”) and Capital Transfer (which together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”), to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Warrantholder, by acceptance hereof, assents. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

Capital Transfer resigned and was replaced by Computershare as Warrant Agent effective as of June 10, 2024. For clarity, references to the “Warrant Agent” in the Warrant Indenture, this Warrant Certificate and any schedules or appendices thereto refer to Computershare.

The right to purchase Common Shares may only be exercised by the Warrantholder within the time set forth above by:

(a) duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b) surrendering this Warrant Certificate, with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in Vancouver, British Columbia, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation in an amount equal to the aggregate Exercise Price of the Common Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Pursuant to Section 3.3 of the Warrant Indenture, subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture, the exercise price payable for each Common Share upon the exercise of Warrants shall be $0.37 per Common Share (the “Exercise Price”) provided that the Warrants shall be exercisable on a cashless basis in the event the Registration Statement has not been made effective by the SEC prior to the Exercise Date.

DRS Advice(s) or physical certificates for the Common Shares subscribed for will be emailed or mailed, as applicable, within three (3) Business Days of such exercise, to the persons specified in the Exercise Form at their respective email addresses or addresses, as applicable, specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not so purchased. No fractional Common Shares will be issued upon exercise of any Warrant.

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Common Shares as are purchasable under the Warrant Certificate(s) so exchanged.

Neither the Warrants nor the Common Shares issuable upon exercise hereof have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or U.S. state securities laws. These Warrants may not be exercised in the United States or by or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States unless the Warrants and the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act and the applicable state securities legislation or an exemption from such registration requirements is available. “United States” and “U.S. Person” have the meanings ascribed thereto in Regulation S under the U.S. Securities Act.

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Common Share upon the exercise of Warrants and the number of Common Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Common Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Vancouver, British Columbia or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar. Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of:

BUNKER HILL MINING CORP.

By:
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signatory

FORM OF TRANSFER

To: Computershare Trust Company of Canada

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to __________________________________________________________________________________________ (print name and address) the Warrants represented by this Warrants Certificate and hereby irrevocably constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

Any capitalized term in this Form of Transfer that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Corporation;

☐	(B) the transfer is being made outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local laws and regulations and the holder has provided herewith an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect, or

☐	(C) the transfer is being made in compliance with Rule 144 under the U.S. Securities Act or in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a “U.S. Person” or to a person in the “United States” (as such terms are defined in Regulation S under the U.S. Securities Act), the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

☐ If transfer is to, or for the account or benefit of, a person in the United States or a U.S. Person, check this box.

DATED this ____ day of _________________, 20____.

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))

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Signature of Transferor
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Guarantor’s Signature/Stamp	)	Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐	CAD OR	☐	USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

●	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

●	Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

●	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Computershare Trust Company of Canada is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

TO:	Bunker Hill Mining Corp. (the “Corporation”)

AND TO:	Computershare Trust Company of Canada
3rd Floor, 510 Burrard Street
Vancouver, British Columbia V6C 3B9

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right to acquire ____________ (A) Common Shares of Bunker Hill Mining Corp.

Exercise Price Payable:
((A) multiplied by $0.37, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Common Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term in this Exercise Form that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A) the undersigned holder at the time of exercise of the Warrants (i) is not in the United States, (ii) is not a U.S. Person, (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this exercise form in the United States and (v) delivery of the underlying Common Shares will not be to an address in the United States; OR

☐	(B) the undersigned holder (a) is the original U.S. purchaser who purchased the Warrants pursuant to the Corporation’s special warrant offering who delivered the U.S. Accredited Investor Certificate attached to the subscription agreement in connection with its purchase of special warrants of the Corporation, (b) is exercising the Warrants for its own account or for the account of a disclosed principal that was named in the subscription agreement pursuant to which it purchased such special warrants, and (c) is, and such disclosed principal, if any, is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) at the time of exercise of these Warrants and the representations and warranties of the holder made in the original subscription agreement including the U.S. Accredited Investor Certificate remain true and correct as of the date of exercise of these Warrants; OR

☐	(C) if the undersigned holder is (i) in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a person in the United States or a U.S. Person, (iv) executing or delivering this exercise form in the United States or (v) requesting delivery of the underlying Common Shares in the United States, the undersigned holder has delivered to the Corporation and the Warrant Agent an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Corporation) or such other evidence reasonably satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrants, the issuance of such securities is exempt from registration under the U.S. Securities Act and applicable state securities laws.

It is understood that the Corporation and Computershare Trust Company of Canada may require evidence to verify the foregoing representations.

Notes:	(1)	DRS Advices or physical certificates will not be registered or delivered to an address in the United States unless Box B or C above is checked.

(2)	If Box C above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be reasonably satisfactory in form and substance to the Corporation.

“United States” and “U.S. Person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es) and Email Address(es)	Number of Common Shares

Please print full name in which DRS Advice(s) or physical certificates representing the Common Shares are to be issued. If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

The undersigned hereby acknowledges and agrees that if that offer and sale of the Common Shares underlying the Warrants is not registered under the U.S. Securities Act, the undersigned elects to exercise the above referenced Warrants by cashless exercise pursuant to Section 3.3 of the Warrant Indenture.

Once completed and executed, this Exercise Form must be mailed or delivered to Computershare Trust Company of Canada at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia V6C 3B9.

DATED this ____ day of _____, 20__.

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Witness	) )	(Signature of Warrantholder, to be the same as appears on the face of this Warrant Certificate)
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Name of Registered Warrantholder

Note: If you do not select one of the boxes below, you will be deemed to have selected a DRS Advice for your Common Shares which will delivered via email as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed at the office where this Warrant Certificate is surrendered.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed to the address set out above.

Schedule “B”

Revised Form of Warrant for the 2022 Non-Brokered Warrants

(See attached.)

Form of Warrant

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON APRIL 1, 2025, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

For all Warrants issued for the benefit or account of a U.S. Purchaser and each certificate issued in exchange therefor or in substitution thereof, include the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

For all Warrants sold to persons who are not U.S. Purchasers and registered in the name of the Depository, then also include the following legend:

(INSERT IF BEING ISSUED TO CDS) UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

WARRANT

To acquire Common Shares of

BUNKER HILL MINING CORP.

(incorporated pursuant to the laws of the State of Nevada)

Warrant Certificate No. [●]	Certificate for __________________________________________ Warrants, each entitling the holder to acquire one (1) Common Share (subject to adjustment as provided for in the Warrant Indenture (as defined below)

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of common share purchase warrants (the “Warrants”) of Bunker Hill Mining Corp. (the “Corporation”) specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture (as defined below), to purchase at any time before 5:00 p.m. (Toronto time) (the “Expiry Time”) on April 1, 2025 (the “Expiry Date”), one fully paid and non-assessable share of common stock without par value in the capital of the Corporation as constituted on the date hereof (a “Common Share”) for each Warrant subject to adjustment in accordance with the terms of the Warrant Indenture. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Warrant Indenture.

This warrant certificate (the “Warrant Certificate”) evidences Warrants issued under the provisions of a warrant indenture dated as of April 1, 2022 between the Corporation and Capital Transfer Agency ULC (“Capital Transfer”), as supplemented by a supplemental warrant indenture dated June 6, 2024 by and among the Corporation, Computershare Trust Company of Canada (“Computershare”) and Capital Transfer (which together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”), to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Warrantholder, by acceptance hereof, assents. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

Capital Transfer resigned and was replaced by Computershare as Warrant Agent effective as of June 10, 2024. For clarity, references to the “Warrant Agent” in the Warrant Indenture, this Warrant Certificate and any schedules or appendices thereto refer to Computershare.

The right to purchase Common Shares may only be exercised by the Warrantholder within the time set forth above by:

(a) duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b) surrendering this Warrant Certificate, with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in Vancouver, British Columbia, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation in an amount equal to the aggregate Exercise Price of the Common Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture, the exercise price payable for each Common Share upon the exercise of Warrants shall be $0.37 per Common Share (the “Exercise Price”).

DRS Advice(s) or physical certificates for the Common Shares subscribed for will be emailed or mailed, as applicable, within three (3) Business Days of such exercise, to the persons specified in the Exercise Form at their respective email addresses or addresses, as applicable, specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not so purchased. No fractional Common Shares will be issued upon exercise of any Warrant.

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Common Shares as are purchasable under the Warrant Certificate(s) so exchanged.

Neither the Warrants nor the Common Shares issuable upon exercise hereof have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or U.S. state securities laws. These Warrants may not be exercised in the United States or by or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States unless the Warrants and the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act and the applicable state securities legislation or an exemption from such registration requirements is available. “United States” and “U.S. Person” have the meanings ascribed thereto in Regulation S under the U.S. Securities Act.

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Common Share upon the exercise of Warrants and the number of Common Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Common Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Vancouver, British Columbia or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar. Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of:

BUNKER HILL MINING CORP.

By:
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signatory

FORM OF TRANSFER

To: Computershare Trust Company of Canada

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to ___________________________________________________________________________________________(print name and address) the Warrants represented by this Warrants Certificate and hereby irrevocably constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

Any capitalized term in this Form of Transfer that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Corporation;

☐	(B) the transfer is being made outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local laws and regulations and the holder has provided herewith an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect, or

☐	(C) the transfer is being made in compliance with Rule 144 under the U.S. Securities Act or in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a “U.S. Person” or to a person in the “United States” (as such terms are defined in Regulation S under the U.S. Securities Act), the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

☐ If transfer is to, or for the account or benefit of, a person in the United States or a U.S. Person, check this box.

DATED this ____ day of _________________, 20____.

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))

)
Signature of Transferor
)

)

Guarantor’s Signature/Stamp	)	Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐	CAD OR	☐	USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

●	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

●	Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

●	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Computershare Trust Company of Canada is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

TO:	Bunker Hill Mining Corp. (the “Corporation”)

AND TO:	Computershare Trust Company of Canada
3rd Floor, 510 Burrard Street
Vancouver, British Columbia V6C 3B9

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right to acquire ____________ (A) Common Shares of Bunker Hill Mining Corp.

Exercise Price Payable:
((A) multiplied by $0.37, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Common Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term in this Exercise Form that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A) the undersigned holder at the time of exercise of the Warrants (i) is not in the United States, (ii) is not a U.S. Person, (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this exercise form in the United States and (v) delivery of the underlying Common Shares will not be to an address in the United States; OR

☐	(B) the undersigned holder (a) is the original U.S. purchaser who purchased the Warrants pursuant to the Corporation’s special warrant offering who delivered the U.S. Accredited Investor Certificate attached to the subscription agreement in connection with its purchase of special warrants of the Corporation, (b) is exercising the Warrants for its own account or for the account of a disclosed principal that was named in the subscription agreement pursuant to which it purchased such special warrants, and (c) is, and such disclosed principal, if any, is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) at the time of exercise of these Warrants and the representations and warranties of the holder made in the original subscription agreement including the U.S. Accredited Investor Certificate remain true and correct as of the date of exercise of these Warrants; OR

☐	(C) if the undersigned holder is (i) in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a person in the United States or a U.S. Person, (iv) executing or delivering this exercise form in the United States or (v) requesting delivery of the underlying Common Shares in the United States, the undersigned holder has delivered to the Corporation and the Warrant Agent an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Corporation) or such other evidence reasonably satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrants, the issuance of such securities is exempt from registration under the U.S. Securities Act and applicable state securities laws.

It is understood that the Corporation and Computershare Trust Company of Canada may require evidence to verify the foregoing representations.

Notes:	(1)	DRS Advices or physical certificates will not be registered or delivered to an address in the United States unless Box B or C above is checked.

(2)	If Box C above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be reasonably satisfactory in form and substance to the Corporation.

“United States” and “U.S. Person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es) and Email Address(es)	Number of Common Shares

Please print full name in which DRS Advice(s) or physical certificates representing the Common Shares are to be issued. If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to Computershare Trust Company of Canada at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia V6C 3B9.

DATED this ____ day of _____, 20__.

)
)
)
Witness	) )	(Signature of Warrantholder, to be the same as appears on the face of this Warrant Certificate)
)
)
Name of Registered Warrantholder

Note: If you do not select one of the boxes below, you will be deemed to have selected a DRS Advice for your Common Shares which will delivered via email as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed at the office where this Warrant Certificate is surrendered.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed to the address set out above.

Schedule “C”

Revised Form of Warrant for the 2023 Brokered Warrants

(See attached.)

Form of Warrant

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON MARCH 27, 2026, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

For all Warrants issued for the benefit or account of a U.S. Purchaser and each certificate issued in exchange therefor or in substitution thereof, include the following legend:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

For all Warrants sold to persons who are not U.S. Purchasers and registered in the name of the Depository, then also include the following legend:

(INSERT IF BEING ISSUED TO CDS) UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

WARRANT

To acquire Common Shares of

BUNKER HILL MINING CORP.

(incorporated pursuant to the laws of the State of Nevada)

Warrant Certificate No. [●]	Certificate_________________________ for Warrants,each entitling the holder to acquire one (1) Common Share (subject to adjustment as provided for in the Warrant Indenture (as defined below)

CUSIP No. 120613211

ISIN No. US1206132110

THIS IS TO CERTIFY THAT, for value received, [●] (the “Warrantholder”) is the registered holder of the number of common share purchase warrants (the “Warrants”) of Bunker Hill Mining Corp. (the “Company”) specified above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture (as defined below), to purchase at any time before 5:00 p.m. (Toronto time) (the “Expiry Time”) on March 27, 2026 (the “Expiry Date”), one fully paid and non-assessable share of common stock without par value in the capital of the Company as constituted on the date hereof (a “Common Share”) for each Warrant, subject to adjustment in accordance with the terms of the Warrant Indenture. Terms not otherwise defined herein have the meanings attributed to them in the Warrant Indenture.

This warrant certificate (the “Warrant Certificate”) evidences Warrants issued under the provisions of a warrant indenture dated March 27, 2023 between the Company and Capital Transfer Agency ULC (“Capital Transfer”), as supplemented by a supplemental warrant indenture dated June 6, 2024 by and among the Company, Computershare Trust Company of Canada (“Computershare”) and Capital Transfer (which together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”), to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Company and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Warrantholder, by acceptance hereof, assents. The Company will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

Capital Transfer resigned and was replaced by Computershare as Warrant Agent effective as of June 10, 2024. For clarity, references to the “Warrant Agent” in the Warrant Indenture, this Warrant Certificate and any schedules or appendices thereto refer to Computershare.

The right to purchase Common Shares may only be exercised by the Warrantholder within the time set forth above by:

(a)	duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b)	surrendering this Warrant Certificate, with the Exercise Form to the Warrant Agent at the principal office of the Warrant Agent, in Vancouver, British Columbia, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Company in an amount equal to the aggregate Exercise Price of the Common Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Pursuant to Section 3.3 of the Warrant Indenture, subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture, the exercise price payable for each Common Share upon the exercise of Warrants shall be $0.15 per Common Share (the “Exercise Price”), provided that the Warrants shall be exercisable on a cashless basis in the event the Registration Statement has not been made effective by the SEC prior to the Exercise Date.

DRS Advice(s) or physical certificates for the Common Shares subscribed for will be emailed or mailed, as applicable, within three (3) Business Days of such exercise, to the persons specified in the Exercise Form at their respective email addresses or addresses, as applicable, specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Common Shares not so purchased. No fractional Common Shares will be issued upon exercise of any Warrant.

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Common Shares as are purchasable under the Warrant Certificate(s) so exchanged.

Neither the Warrants nor the Common Shares issuable upon exercise hereof have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or U.S. state securities laws. These Warrants may not be exercised in the United States or by or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, unless the Warrants and the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act and the applicable state securities legislation or an exemption from such registration requirements is available. “United States” and “U.S. Person” have the meanings ascribed thereto in Regulation S under the U.S. Securities Act.

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Common Share upon the exercise of Warrants and the number of Common Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Common Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Vancouver, British Columbia or such other registrar as the Company, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar. Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be duly executed as of:

BUNKER HILL MINING CORP.

By:
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signatory

FORM OF TRANSFER

To: Computershare Trust Company of Canada

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to _______________________________________________________________________________________________

_____________________________________________________________(print name and address) the Warrants represented by this Warrants Certificate and hereby irrevocably constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

Any capitalized term in this Form of Transfer that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Company;

☐	(B) the transfer is being made outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local laws and regulations and the holder has provided herewith an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect, or

☐	(C) the transfer is being made in compliance with Rule 144 under the U.S. Securities Act or in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a “U.S. Person” or to a person in the “United States” (as such terms are defined in Regulation S under the U.S. Securities Act), the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

☐ If transfer is to, or for the account or benefit of, a person in the United States or a U.S. Person, check this box.

DATED this ____ day of_________________, 20____.

SPACE FOR GUARANTEES OF SIGNATURES (BELOW))

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Signature of Transferor
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Guarantor’s Signature/Stamp	)	Name of Transferor

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐	CAD OR	☐	USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

●	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

●	Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

●	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Computershare Trust Company of Canada is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

EXERCISE FORM

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Computershare Trust Company of Canada
3rd Floor, 510 Burrard Street
Vancouver, British Columbia V6C 3B9

The undersigned holder of the Warrants evidenced by this Warrant Certificate hereby exercises the right to acquire ____________ (A) Common Shares of Bunker Hill Mining Corp.

Exercise Price Payable:
((A) multiplied by $0.15, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Common Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Any capitalized term in this Exercise Form that is not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Indenture.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A) the undersigned holder at the time of exercise of the Warrants (i) is not in the United States, (ii) is not a U.S. Person, (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this exercise form in the United States and (v) delivery of the underlying Common Shares will not be to an address in the United States; OR

☐	(B) the undersigned holder (a) is the original U.S. purchaser who purchased the Warrants pursuant to the Company’s special warrant offering who delivered the U.S. Accredited Investor Certificate attached to the subscription agreement in connection with its purchase of special warrants of the Company, (b) is exercising the Warrants for its own account or for the account of a disclosed principal that was named in the subscription agreement pursuant to which it purchased such special warrants, and (c) is, and such disclosed principal, if any, is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) at the time of exercise of these Warrants and the representations and warranties of the holder made in the original subscription agreement including the U.S. Accredited Investor Certificate remain true and correct as of the date of exercise of these Warrants; OR

☐	(C) if the undersigned holder is (i) in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a person in the United States or a U.S. Person, (iv) executing or delivering this exercise form in the United States or (v) requesting delivery of the underlying Common Shares in the United States, the undersigned holder has delivered to the Company and the Warrant Agent an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrants, the issuance of such securities is exempt from registration under the U.S. Securities Act and applicable state securities laws.

It is understood that the Company and Computershare Trust Company of Canada may require evidence to verify the foregoing representations.

Notes:	(1)	DRS Advices or physical certificates will not be registered or delivered to an address in the United States unless Box B or C above is checked.

(2)	If Box C above is checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with the exercise will be reasonably satisfactory in form and substance to the Company.

“United States” and “U.S. Person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s) (if applicable)	Address(es) and Email Address(es)	Number of Common Shares

Please print full name in which DRS Advice(s) or physical certificates representing the Common Shares are to be issued. If any Common Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

The undersigned hereby acknowledges and agrees that if that offer and sale of the Common Shares underlying the Warrants is not registered under the U.S Securities Act, the undersigned elects to exercise the above referenced Warrants by cashless exercise pursuant to Section 3.3 of the Warrant Indenture.

Once completed and executed, this Exercise Form must be mailed or delivered to Computershare Trust Company of Canada at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia V6C 3B9.

DATED this ____ day of _____, 20__.

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)
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Witness	) )	(Signature of Warrantholder, to be the same as appears on the face of this Warrant Certificate)
)
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Name of Registered Warrantholder

Note: If you do not select one of the boxes below, you will be deemed to have selected a DRS Advice for your Common Shares which will delivered via email as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed at the office where this Warrant Certificate is surrendered.

☐ Please check if the physical certificates representing the Common Shares are to be delivered or mailed to the address set out above.